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Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-48005 and No. 333-61529) of American Residential Investment Trust, Inc. of our report dated March 29, 2004 relating to the financial statements, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP
Los Angeles, CA March 29, 2004

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  Exhibit 23.1
CONSENT OF INDEPENDENT AUDITORS